UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2011 (January 21, 2011)

GENSPERA, INC.
(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204
San Antonio, TX 78258
FAX (210) 479-8113
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (210) 479-8112
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

On January 21, 2011, GenSpera, Inc. (hereinafter referred to as the “Company”, “we,” “us” or “our”) pursuant to a securities purchase agreement (the “Securities Purchase Agreement ”), sold 2,074,914 units resulting in gross proceeds to the Company of $3,734,840 (“Offering”).  The price per unit was $1.80.  Each unit consists of: (i) one (1) share of the Company’s common stock, par value $.0001 (“Shares”), and (ii) one half (1/2) Common Stock Purchase Warrant (“Warrant(s)”).

The Warrants have a term of five years and entitle the holders to purchase the Company’s common shares at a price per share of $3.30.  In the event the shares underlying the Warrants are not subject to a registration statement, the warrants may be exercised on a cashless basis after 12 months from the issuance date.   The Warrants also contain provisions providing for an adjustment in the underlying number of shares and exercise price in the event of stock splits or dividends and fundamental transactions.  The Warrants do not contain any price protection provisions.   The Warrants are callable by the Company assuming the following: (i) the Common Stock trades above $5.50 for ten (10) consecutive days; (ii) the daily average minimum volume over such ten (10) days is 15,000 or greater; and (iii) there is an effective registration statement covering the underlying shares.   The Securities Purchase Agreement also grants the investors certain piggy-back registration rights.

In connection with the Offering, we incurred placement agent and finder’s fees in the amount of $114,295 in cash and issued warrants to purchase a total of 63,498 shares at an average exercise price per share of $3.26.  Of the fees incurred, $110,695.25 were reinvested in the Offering on the same terms and conditions as the investors.

As a result of the Offering, the reinvestment of fees, and the issuance of placement agent and finder’s warrants, we issued a total of 2,136,412 Shares and 1,131,706 common stock purchase warrants.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of the Securities Purchase Agreements, and Common Stock Purchase Warrants are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01 and 10.02 respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02.            Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01             Financial Statement and Exhibits.

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Form of Securities Purchase Agreement	*

10.02	Form of Common Stock Purchase Warrant	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

Dated: January 27, 2011

INDEX OF EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Form of Securities Purchase Agreement	*

10.02	Form of Common Stock Purchase Warrant	*